UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2026 (April 16, 2026)
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (972) 443-4000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
4.777% Senior Notes due 2026	CE /26A	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	The New York Stock Exchange
5.337% Senior Notes due 2029	CE /29A	The New York Stock Exchange
5.000% Senior Notes due 2031	CE /31	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 16, 2026, Celanese Corporation (the "Company") held its 2026 Annual Meeting of Shareholders (the "2026 Annual Meeting"). The Company’s shareholders were asked to consider and vote upon the following proposals: (1) election of nine directors to the Board to serve for a term that expires at the annual meeting of shareholders in 2027 and until their successors are duly elected and qualified or their earlier resignation or retirement; (2) ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2026; and (3) an advisory vote to approve executive compensation.
As of the 2026 Annual Meeting record date of February 23, 2026, there were 111,922,758 shares of the Company’s Common Stock issued and outstanding and entitled to be voted at the 2026 Annual Meeting, if represented in person or by proxy at the 2026 Annual Meeting. A total of 99,090,064 shares were voted in person or by proxy (88.53% quorum). For each proposal, the shareholder voting results were as follows:
1.    Election of Directors. Each of the director nominees was elected to serve for a term which expires at the annual meeting of shareholders in 2027 by the votes set forth in the table below.

Nominee	Voted For	Voted Against	Abstain	Broker Non-Votes
Bruce E. Chinn	92,896,915	383,914	41,951	5,767,284
Edward G. Galante	91,835,297	1,453,332	34,151	5,767,284
Kathryn M. Hill	92,251,703	1,037,212	33,865	5,767,284
Deborah J. Kissire	91,651,726	1,619,342	51,712	5,767,284
Michael Koenig	92,459,303	818,543	44,934	5,767,284
Christopher J. Kuehn	92,923,971	353,496	45,313	5,767,284
Ganesh Moorthy	91,621,989	1,630,880	69,911	5,767,284
Scott A. Richardson	92,975,317	316,320	31,143	5,767,284
Kim K.W. Rucker	92,042,488	1,235,878	44,414	5,767,284
2.    Ratification of the Selection of Independent Registered Public Accounting Firm. The selection of KPMG LLP as the Company’s independent registered public accounting firm for 2026 was ratified by the shareholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
97,496,875	1,556,077	37,112
3.    Advisory Vote to Approve Executive Compensation. Shareholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement, by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
91,098,487	1,766,137	458,156	5,767,284
Item 9.01    Financial Statements and Exhibits
(d)     Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ ASHLEY B. DUFFIE
Name:	Ashley B. Duffie
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date:	April 17, 2026
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